Investment Adviser
Legg Mason Funds Management, Inc.
Baltimore, MD

Board of Directors
Raymond A. Mason, Chairman
John F. Curley, Jr., President
Nelson A. Diaz
Richard G. Gilmore
Arnold L. Lehman
Dr. Jill E. McGovern
G. Peter O'Brien
T. A. Rodgers
Edward A. Taber, III

Transfer and Shareholder Servicing Agent
Boston Financial Data Services
Boston, MA

Custodian
State Street Bank & Trust Company
Boston, MA

Counsel
Kirkpatrick & Lockhart LLP
Washington, DC

Independent Accountants
PricewaterhouseCoopers LLP
Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

               LEGG MASON WOOD WALKER, INCORPORATED

      -------------------------------------------------------

                         100 Light Street
              P.O. Box 1476, Baltimore, MD 21203-1476
                         410 - 539 - 0000

LMF-002
8/01

                                   QUARTERLY REPORT
                                    JUNE 30, 2001
                                      LEGG MASON
                                  VALUE TRUST, INC.
                                  SPECIAL INVESTMENT
                                     TRUST, INC.



                                  INSTITUTIONAL AND
                                FINANCIAL INTERMEDIARY
                                       CLASSES

                            [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  The following table summarizes key statistics for the Institutional Class of shares of the Legg Mason Value Trust and Special Investment Trust as of June 30, 2001:

                                                                   Total Return(1)
                                                              --------------------------
                                                              3 Months         12 Months
                                                              --------         ---------
Value Trust                                                    +7.59%            +0.91%
Lipper Large-Cap Core Funds                                    +4.94%           -15.62%
Standard & Poor's 500 Composite Index                          +5.85%           -14.83%

Special Investment Trust                                      +14.63%            +2.04%
Lipper Mid-Cap Core Funds                                     +11.59%            +1.08%
Russell 2000 Index                                            +14.38%            +0.66%

  The Financial Intermediary Class of shares of Legg Mason Value Trust commenced operations on March 23, 2001, and cumulative results from its inception to June 30, 2001, were +11.31%.

  As the above table indicates, the Value Trust substantially outperformed its benchmarks in the three-and twelve-month periods ended June 30. The Special Investment Trust performed in line with its benchmarks in both periods, producing a strong +14.63% return in the latest quarter. Longer-term investment results for each of the Funds are shown in the Portfolio Managers' Comments and in the Performance Information sections of this report.

  The Legg Mason Total Return Trust, whose results formerly were included here, recently merged into the Legg Mason American Leading Companies Trust. Shareholders of Total Return Trust will receive separate reports from American Leading Companies Trust for the latest and future quarterly periods.

  The Funds' Board of Directors approved a long-term capital gain distribution of $0.26 per share to shareholders of Value Trust, paid on July 6, 2001 to shareholders of record on July 3, 2001, and a long-term capital gain distribution of $1.001 per share to shareholders of Special Investment Trust, paid on June 15, 2001 to shareholders of record on June 13, 2001.

                                             Sincerely,

                                             /s/ JOHN F. CURLEY, JR.
                                             John F. Curley, Jr.
                                             President

July 19, 2001

---------------

(1) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

Portfolio Managers' Comments
Second Quarter 2001

Value Trust

  Stocks rebounded in the second quarter, but not enough to bring the averages into positive territory for the year. Your Fund had a good quarter, beating the averages and its peer funds. Our 4.55% return for the six months is well ahead of the market and most funds. As the chart below indicates, the average equity fund is down almost 6% through the first half of the year.

                                 CUMULATIVE RETURNS, PERIODS ENDING JUNE 30, 2001
                                 ------------------------------------------------
                                     SINCE
                                  VALUE TRUST                                       YEAR TO   SECOND     FIRST
                                 INCEPTION(A)     5 YEARS     3 YEARS     1 YEAR     DATE     QUARTER   QUARTER
---------------------------------------------------------------------------------------------------------------
Value Trust Institutional Class     +424.28%      +225.10%     +51.23%     +0.91%    +4.55%    +7.59%    -2.83%
S&P 500                             +202.19%       +96.59%     +12.13%    -14.83%    -6.70%    +5.85%   -11.86%
DJIA                                +217.40%      +101.89%     +22.95%     +2.04%    -1.85%    +6.74%    -8.04%
NASDAQ Composite                    +188.00%       +82.35%     +14.05%    -45.51%   -12.53%   +17.43%   -25.51%
Vanguard U.S. Value(B)                N/A(C)       N/A(C)      N/A(C)     +20.08%    +4.27%    +6.55%    -2.14%
Vanguard U.S. Growth(D)             +125.58%       +40.38%     -18.27%    -43.83%   -25.90%    +7.45%   -31.03%
Lipper Large-Cap Growth Funds       +159.65%       +76.05%      +8.48%    -30.82%   -16.27%    +5.96%   -20.80%
Lipper Large-Cap Value Funds        +161.34%       +76.56%     +13.42%     +3.88%    -2.79%    +4.06%    -7.01%
Lipper Diversified Equity Funds     +162.12%       +78.11%     +20.47%     -9.74%    -5.80%    +8.53%   -13.50%
Lipper Large-Cap Core Funds         +160.32%       +77.48%      +9.33%    -15.62%    -8.55%    +4.94%   -12.97%

---------------
(A) Institutional Class inception: December 1, 1994. Index returns are for the period beginning November 30, 1994.
(B) The average annual returns for Vanguard U.S. Value for the period from its inception (June 29, 2000) to June 30, 2001, and for one year were +17.75% and +20.08%, respectively.
(C) Fund not in existence for entire period covered.
(D) The average annual returns for Vanguard U.S. Growth for the since-inception, five- and three-year periods were +13.15%, +7.02%, and -6.50%, respectively.
Source: Lipper Inc. and Prudential Securities.

  The market continues to reward valuation-sensitive strategies, with most value funds making money and beating the market. Growth funds generally have posted quite poor returns; the average growth fund is down around 16% in the first six months of this year. The problem for growth funds remains technology; the tech-heavy NASDAQ is down almost twice as much as the S&P 500. As we have noted before, "growth" and "value" have been less helpful in understanding returns than have "tech" and "non-tech" for most of the past five years. From early 1996 through the first quarter of 2000, if you were overweight in tech you probably outperformed the market. Since then, being overweight in tech has virtually guaranteed underperformance, no matter how the rating services or consultants classify your style.

  Technology stocks benefited from a multi-year surge in capital spending that not only fueled the productivity boom of the late '90s but also served to obscure the inherently cyclical nature of that sector. Unlike other traditional cyclicals such as paper, steel, aluminum and chemicals, technology exhibits solid secular growth. Even more importantly, technology is the driving force in productivity growth and economic progress.

  Over the past five years, investors became accustomed to high growth and were mesmerized by the promise of breakthrough technologies whose potential seemed limitless. Unsustainable trends became capitalized into unsupportable valuations. The painful process of unwinding the prior excesses has in the past not ended until valuations reflected a level of pessimism not evident in today's market, even as we are well into our second year of decline.

  The relatively high level of valuation at 22x earnings and several times book value with yields still under 2% has led many investors to believe this bear episode has much longer to run. We disagree. Stocks tend to bottom when the economy or corporate earnings bottom. Since the market is a discounting mechanism, stocks often begin to rise well before the general economic news turns positive. We continue to believe that the lows reached in late March and early April of this year will be the lows for this bear market and that the direction of the market is higher. That's the good news.

  The bad news is that the pessimists are not entirely wrong. The strong returns of value investing relative to growth, or more accurately, of the old, non-tech part of the stock market relative to the new economy stalwarts such as Cisco, EMC, Sun, and Oracle, has removed much of the valuation discrepancy that existed between those groups for most of 1998 and 1999.

  "Value stocks" are no longer cheap. The median price earnings multiple of stocks with earnings is about 17x, compared with about 13x a year ago, despite the "market's" poor performance over that time frame. Despite their precipitous decline, most tech stocks are not cheap either, and not just because their earnings are depressed. We have always thought price to sales is at least as useful a valuation measure as price to earnings, because sales are less volatile than earnings, and because sales are economically prior to earnings (i.e., earnings are what's left over after you subtract costs from sales -- before there can be earnings, there must first be sales). At today's prices, for example, Cisco is trading at over 6x sales estimated for next year, and that assumes those sales grow significantly from the level reached last quarter. If the sales number is roughly right, Cisco is trading at almost 40x earnings. All across the tech space, the story is similar: investors are pricing in growth that reflects growth rates companies have achieved in the past, but not what they are likely to achieve in the future.

  With valuations among sectors relatively homogeneous -- i.e., with valuation anomalies scarce -- and with economic growth sluggish at best, the market is exhibiting what might be called hyper-efficiency. In a mostly efficient market, all publicly available information is reflected in stock prices. There may exist, though, exploitable anomalies as investors overreact to information, pushing prices well away from fair value. The over-valuation of Internet stocks provided abundant opportunities for short sellers in the past 15 months, while the persistent under-valuation of old economy names set the stage for the excess returns being earned by value investors today.

  In a hyper-efficient market, all information is reflected in a way that provides few opportunities to alter portfolios in a way that will improve returns. Investors are alert to the possibilities of overreaction and move so quickly to exploit it that price divergences from fair value do not persist.

  One of the few areas that seems to us to be an exception is telecommunications. A rash of bankruptcies, regulatory uncertainty, technological confusion, overcapacity, declining sales and collapsing earnings have combined to create a deep pessimism that may provide opportunity for long-term investors. We have begun to build positions in a number of these companies, including Corning and Tellabs, both leaders in the equipment area. We are under no illusions that this area will rebound quickly; but we do think that spending will begin to recover by 2003. A rebound that far away has created an opportunity now for patient investors, as those less willing to wait have pushed these companies' prices to levels we think will enable us to earn excess returns over a three- to five-year period that will compensate us for what may be sub par returns for the next six months to a year.

  We are optimistic that the economy will improve over the balance of the year and that economic growth will be better next year than this, as will corporate profits. Monetary and fiscal policies are both more oriented toward growth than has been the case in years. Bank balance sheets are strong and can support loan growth when demand resumes. Consumer spending is surprisingly robust considering the circumstances. We do not expect it to get better, but it shouldn't get worse either, even if savings rates begin to rise, as we expect.

  The international situation remains problematic. Non-U.S. growth is weakening as our trading partners begin to feel the effects of U.S. economic weakness. Japan is mired in the same morass that has plagued it for years. Argentina is in crisis and looks to be headed for default or devaluation or some combination of the two. Contrary to the worries of the pessimists, we think that would be good news, since it would free the country from the rigidities of its currency peg, which was a temporary solution to its inflation problem but whose weaknesses are now evident.

  It will not be international economic strength that will re-energize our economy. As our economy improves, so too will the international economic environment. For our economy to improve, monetary policy must be effective in stimulating demand. The transmission mechanisms of monetary policy are the stock market, the dollar, and the yield curve. Since the Fed began easing, all have moved the wrong way: stocks are down, the dollar is up, and bond yields are higher. We expect that by the end of this year, all will be supportive of stronger growth.

  As always, we appreciate your support and welcome your comments.

                                             Bill Miller, CFA

July 18, 2001
DJIA 10569.8

Special Investment Trust

  The cumulative returns of our Fund for the period ended June 30, 2001, were as follows:

                                           SECOND     YEAR
                                           QUARTER   TO DATE   1 YEAR    3 YEARS   5 YEARS
-------------------------------------------------------------------------------------------
Special Investment Trust Institutional
  Class                                    +14.63%   +7.79%     +2.04%   +46.90%   +124.86%
Lipper Mid-Cap Core Funds                  +11.59%   -0.40%     +1.08%   +45.60%    +98.29%
Russell 2000 Index                         +14.38%   +6.94%     +0.66%   +16.80%    +58.30%
S&P 500                                     +5.85%   -6.70%    -14.83%   +12.13%    +96.59%
S&P Mid-Cap 400                            +13.16%   +0.97%     +8.87%   +49.24%   +134.02%

  We had a good quarter, beating all the indices. Year to date, we are nicely ahead of all the relevant indices. Our long-term performance remains strong.

  For the last two quarters, we have included the S&P Mid-Cap 400 Index in the performance chart in addition to all of the indices we have used in the past. Special Investment Trust invests primarily in small and medium-sized companies, and many of the companies in the portfolio are larger than those represented by the Russell 2000, but smaller than those represented by the S&P 500. We thought this additional index might be helpful in evaluating our performance over time. We invest in companies that we deem to be the most undervalued on a long-term basis, regardless of what the indices are, but the S&P 400 is a reasonably good representation of the pool of companies from which we are selecting our investments.

  The second quarter of 2001 saw a dramatic recovery in many of the most beaten down stock prices, both in our portfolio and in the market as a whole. As we wrote last quarter, we added to existing positions fairly aggressively in the first part of the year, taking advantage of what we saw as extremely attractive prices. In addition to the new names discussed below, we added to several existing positions at very attractive prices. For example, we bought Amazon.com aggressively from $8 to $12, and we added to Cabletron Systems at $11 to $14. These two companies' stocks were among our best performers in the second quarter, and the opportunistic addition of more shares at very good prices contributed to our strong performance. Going into the second quarter, we were not expecting immediate benefits from our strategy, but we felt confident that over the ensuing twelve months these companies' stock prices would ultimately reflect the strong underlying businesses.

  We thought we were well positioned, then, for a twelve-month recovery in the markets. The second quarter rebound was faster and a bit more furious than we anticipated. However, we have found that this is nearly always the case in markets -- if you wait for there to be evidence or visibility, it is usually already reflected in the stock prices.

  The second quarter recovery is not necessarily a sign that we are headed for carefree markets going forward. At the time of this writing, several weeks after the quarter's end, we have already seen wild upward and downward movements in our stocks and the market as a whole. This action is, we think, the market attempting to find its place as we work our way through this economic downturn. Thus, while we continue to believe that twelve months from now the markets will be healthier than they are today, it is unlikely that we will see a steady upward bias. We expect continued price volatility and swings in sentiment.

  The sentiment in the markets is fascinating. As one reads the newspapers and business magazines, not only is it very clear that profits are down and the economy is slow, but it is also clear that the journalists or analysts cannot possibly envision it as being any different than it is today. Eighteen months ago, the three-year annualized return for the S&P 500 was 27.5%. Today the three-year annualized return is only 4.0%, worse than cash and bonds. Eighteen months ago, the press could not have been more optimistic: earnings were continually going up, the stock market was the only place to invest, and companies professed to have great visibility into future demand. The future, however, is rarely predicted by simply extrapolating forward the current trends, yet that is what people do time and time again. Negative returns and uncertain times can last much longer than anyone anticipates. Where we stand right now in the markets is in the tenuous place where the recovery is discounted, but the evidence is not yet here.

  The uncertain environment is made all the more uncertain by another issue: valuations remain high. Many technology companies' stocks are still expensive, even though they are down significantly. According to Merrill Lynch, the median P/E for technology companies is still 50x this year's earnings. The group also still carries a high median price/sales ratio of 4x. While these multiples are down significantly from their early 2000 heights of 80x earnings and 16x sales, they remain rich relative to other companies in the market, their historical trends, and the economics of their underlying businesses. While we have been able to uncover a few undervalued names in technology, as well as in other sectors, the pockets of undervaluation are not evident in the aggregate.

  We found three new securities to buy in the second quarter, though they all remain small positions. RadioShack is the ubiquitous consumer electronics retailer. They have a store within a five-minute drive of 95% of Americans. The economy and a slowdown in cell phone sales caused RadioShack to join the parade of companies missing their earnings projections, and the stock price fell to a level that we deemed attractive for this very high quality, well-managed business.

  Level 3 Communications is another new position. Level 3 spent the last three years building a state-of-the-art fiber optic network across the U.S. and in major metropolitan areas. The network came online, or was "lit" in industry-speak, in the first quarter. The stock price, however, has plummeted. There is vast uncertainty about the demand for communications bandwidth, and with new providers coming on this year, there is also vast uncertainty about how all this new supply will affect pricing and volume. In addition, the sector carries high debt levels from funding the physical build-out of the network, and we have seen one high profile Chapter 11 bankruptcy filing. We do not contend that we know the answer to the pricing and demand problems, but we have analyzed the business model the industry issues, and we believe that it is highly likely that the markets are undervaluing Level 3's network right now. We also think that the communications area is a source of immense potential opportunity given that the stock prices are all down (many are among the worst performers for the second year in a row), and the level of negative sentiment is high. These are often signs that people are so fed up with the stocks of these companies that the prices fall to undeserved levels. However, we are in the very early stages of forming our hypotheses in the communications sector. We are cognizant that this is a risky position, and are happy to keep the position fairly small for the time being.

  We also purchased shares of Research In Motion, or RIM. They provide a handheld communications device, called a Blackberry, which allows users to send and receive e-mail wirelessly. The Blackberry has become a fairly common sight among fund managers and research analysts, and those who use one find it invaluable. We began using them in the early part of this year, and now wonder how we ever got along without them! The stock price of RIM went down dramatically in sympathy with the problems at Palm, another handheld device maker. We believe that the RIM device market is actually driven by totally different forces than Palm - Blackberries are used by corporate users for communications, where individuals use Palms for scheduling and organizing. Though the Blackberry has organizer features, its primary attraction is the always-on, highly available wireless e-mail. Additionally, RIM receives recurring, high margin subscription revenue from Blackberry subscribers, not just revenue from selling the devices. We believe that the problems at Palm allowed us to buy RIM at attractive prices even as the business fundamentals remained strong.

  We sold four securities in the quarter. We sold Viad to take advantage of a small tax loss, and deployed the cash into other names at least as undervalued and in which we had higher confidence. We also sold Liz Claiborne, Equifax, and Lexmark, which we believe had come within 10% of their fair value.

  As we work our way through the often tumultuous summer months and the bottoming out of the economy, we are fairly optimistic that the markets will be better in twelve months than they are today. We will continue to take advantage of short-term volatility to achieve long-term gains. As always, we welcome your comments and suggestions.

                                             Lisa O. Rapuano, CFA

July 18, 2001
DJIA 10569.8

Performance Information

Total Returns for One and Five Years and Life of Class, as of June 30, 2001

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

  Each Fund has at least two classes of shares: Primary Class and Institutional Class (formerly referred to as Navigator Class). Value Trust has an additional class of shares: Financial Intermediary Class. Information about the Primary Class, offered to retail investors, is contained in a separate report to its shareholders.

  The Funds' total returns as of June 30, 2001, are as follows:

                                                                                Special        S&P 500
                                                                   Value       Investment     Composite
                                                                   Trust         Trust          Index
-------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Institutional Class:
    One Year                                                         +0.91%       +2.04%        -14.83%
    Five Years                                                      +26.59       +17.59         +14.48
    Life of Class(A)                                                +28.64       +19.73         +18.29
Cumulative Total Return
  Institutional Class:
    One Year                                                         +0.91%       +2.04%        -14.83%
    Five Years                                                     +225.10      +124.86         +96.59
    Life of Class(A)                                               +424.28      +226.91        +202.19
-------------------------------------------------------------------------------------------------------

(A)Institutional Class inception date is December 1, 1994, for both Funds.

Value Trust -- Institutional Class

Illustration of an Assumed Investment of $1,000,000 made on December 1, 1994 (inception of the Value Trust Institutional Class)

[ASSUMED INVESTMENT CHART]

                                                                                        VALUE OF ORIGINAL SHARES PURCHASED
                                           VALUE OF SHARES ACQUIRED THROUGH                PLUS SHARES ACQUIRED THROUGH
VALUE TRUST                                REINVESTMENT OF INCOME DIVIDENDS          REINVESTMENT OF CAPITAL GAIN DISTRIBUTION
-----------                                --------------------------------           ----------------------------------------
12/1/94                                          $   1,000,000.00                                $   1,000,000.00
12/31/94                                             1,015,992.56                                    1,015,458.44
                                                     1,081,058.75                                    1,080,490.38
                                                     1,240,514.75                                    1,233,685.75
                                                     1,378,004.50                                    1,364,564.62
12/31/95                                             1,444,505.88                                    1,419,600.25
                                                     1,551,654.88                                    1,524,901.88
                                                     1,612,664.50                                    1,577,711.75
                                                     1,758,766.00                                    1,713,979.25
12/31/96                                             2,019,742.62                                    1,960,026.62
                                                     2,094,231.38                                    2,032,313.00
                                                     2,478,132.75                                    2,396,391.00
                                                     2,894,369.25                                    2,793,891.00
12/31/97                                             2,797,176.50                                    2,699,642.75
                                                     3,285,902.50                                    3,171,327.50
                                                     3,466,751.00                                    3,348,165.00
                                                     3,069,263.75                                    2,964,274.50
12/31/98                                             4,178,860.50                                    4,037,001.50
                                                     4,972,577.00                                    4,803,774.00
                                                     4,955,103.00                                    4,792,713.00
                                                     4,486,283.50                                    4,339,257.50
12/31/99                                             5,348,551.50                                    5,173,267.50
                                                     5,360,306.50                                    5,184,637.00
                                                     5,195,534.50                                    5,040,328.00
                                                     5,300,977.50                                    5,142,621.00
12/31/00                                             5,014,694.00                                    4,883,191.00
                                                     4,872,972.50                                    4,745,186.50
6/30/01                                              5,242,800.00                                    5,105,345.50

              ---------------------------------------------------

SELECTED PORTFOLIO PERFORMANCE(A)

Strong performers for the 2nd quarter 2001(B)
---------------------------------------------------
 1.  McKesson HBOC, Inc.                    +38.8%
 2.  Amazon.com, Inc.                       +38.3%
 3.  Metro-Goldwyn-Mayer, Inc.              +32.1%
 4.  AOL Time Warner Inc.                   +32.0%
 5.  The Bear Stearns Companies, Inc.       +28.9%
 6.  Storage Technology Corporation         +26.4%
 7.  Waste Management Inc.                  +24.8%
 8.  General Motors Corporation             +24.1%
 9.  Nextel Communications, Inc.            +21.7%
10.  MGM Mirage Inc.                        +19.4%

Weak performers for the 2nd quarter 2001(B)
---------------------------------------------------
 1.  Level 3 Communications, Inc.           -68.4%
 2.  Health Net Inc.                        -15.6%
 3.  WPP Group plc                           -7.0%
 4.  Albertson's, Inc.                       -5.8%
 5.  The Kroger Co.                          -3.1%
 6.  Gateway, Inc.                           -2.1%
 7.  Toys "R" Us, Inc.                       -1.4%
 8.  Bank One Corporation                    -1.1%
 9.  J.P. Morgan Chase & Co.                 -0.7%
10.  MBNA Corporation                        -0.5%

(A)Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.

(B)Securities held for the entire quarter.

PORTFOLIO CHANGES

Securities added during the 2nd quarter 2001
---------------------------------------------------
Corning Incorporated
Tellabs, Inc.

Securities sold during the 2nd quarter 2001
---------------------------------------------------
America Movil S.A. de C.V.

Special Investment Trust -- Institutional Class

Illustration of an Assumed Investment of $1,000,000 made on December 1, 1994 (inception of the Special Investment Trust Institutional Class)

[ASSUMED INVESTMENT CHART]

                                                                                               VALUE OF ORIGINAL SHARES PURCHASED
                                                                                                  PLUS SHARES ACQUIRED THROUGH
                                                            VALUE OF SHARES ACQUIRED THROUGH         REINVESTMENT OF CAPITAL
SPECIAL INVESTMENT TRUST                                    REINVESTMENT OF INCOME DIVIDENDS           GAIN DISTRIBUTIONS
------------------------                                    --------------------------------   ----------------------------------
12/1/94                                                           $   1,000,000.00                    $   1,000,000.00
12/31/94                                                              1,006,339.12                        1,006,339.12
                                                                      1,058,108.88                        1,058,108.88
                                                                      1,142,531.12                        1,142,531.12
                                                                      1,245,140.88                        1,245,140.88
12/31/95                                                              1,246,100.88                        1,235,057.88
                                                                      1,373,920.00                        1,361,744.25
                                                                      1,453,868.00                        1,441,427.25
                                                                      1,493,298.75                        1,480,520.50
12/31/96                                                              1,620,422.00                        1,606,795.38
                                                                      1,549,920.00                        1,536,885.38
                                                                      1,800,842.50                        1,786,370.00
                                                                      2,078,587.38                        2,061,885.62
12/31/97                                                              2,000,238.88                        1,984,250.38
                                                                      2,238,434.25                        2,220,541.75
                                                                      2,225,382.75                        2,208,926.75
                                                                      1,773,005.62                        1,759,894.75
12/31/98                                                              2,490,306.25                        2,471,898.00
                                                                      2,641,589.75                        2,622,063.25
                                                                      2,857,487.75                        2,839,711.00
                                                                      2,773,808.75                        2,756,552.50
12/31/99                                                              3,411,028.50                        3,390,461.00
                                                                      3,430,214.00                        3,409,530.75
                                                                      3,203,850.25                        3,185,244.25
                                                                      3,301,791.75                        3,282,617.25
12/31/00                                                              3,032,867.50                        3,015,254.75
                                                                      2,851,900.00                        2,835,362.50
                                                                      3,269,100.00                        3,250,610.00

              ---------------------------------------------------

SELECTED PORTFOLIO PERFORMANCE(A)

Strong performers for the 2nd quarter 2001(B)
---------------------------------------------------
 1.  Cabletron Systems, Inc.                +77.1%
 2.  Sovereign Bancorp Inc.                 +53.5%
 3.  Modis Professional Services, Inc.      +50.0%
 4.  Cell Genesys, Inc.                     +43.9%
 5.  Amazon.com, Inc.                       +38.3%
 6.  ProQuest Company                       +37.5%
 7.  Mandalay Resort Group                  +37.2%
 8.  Big Lots, Inc.                         +36.1%
 9.  Ceridian Corporation                   +34.8%
10.  AOL Time Warner Inc.                   +32.0%

Weak performers for the 2nd quarter 2001(B)
---------------------------------------------------
 1.  Acxiom Corporation                     -37.3%
 2.  WPP Group plc                           -7.0%
 3.  Royal Caribbean Cruises Ltd.            -4.1%
 4.  Gateway, Inc.                           -2.1%
 5.  Wellpoint Health Networks Inc.          -1.1%
 6.  The TJX Companies, Inc.                 -0.4%
 7.  Cadence Design Systems, Inc.            +0.8%
 8.  Manpower Inc.                           +3.8%
 9.  Symantec Corporation                    +4.5%
10.  Republic Services, Inc.                 +5.9%

(A)Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.

(B)Securities held for the entire quarter.

PORTFOLIO CHANGES

Securities added during the 2nd quarter 2001
---------------------------------------------------
Level 3 Communications, Inc.
RadioShack Corporation
Research In Motion Limited

Securities sold during the 2nd quarter 2001
---------------------------------------------------
Equifax Inc.
Lexmark International, Inc.
Liz Claiborne, Inc.
Viad Corp

Portfolio of Investments
June 30, 2001 (Unaudited)
(Amounts in Thousands)

Legg Mason Value Trust, Inc.

                                                              Shares/Par               Value
-----------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 99.4%
Capital Goods -- 7.5%
  Manufacturing (Diversified) -- 0.5%
  Danaher Corporation                                            1,288              $    72,111
                                                                                    -----------
  Waste Management -- 7.0%
  Waste Management Inc.                                         30,000                  924,600
                                                                                    -----------
Communications Services -- 4.2%
  Telecommunications (Cellular/Wireless) -- 2.7%
  Nextel Communications, Inc.                                   21,000                  367,500(A)
                                                                                    -----------
  Telecommunications (Long Distance) -- 1.5%
  Level 3 Communications, Inc.                                  20,350                  111,721(A,B)
  Telefonos de Mexico SA de CV (Telmex)                          2,375                   83,339
                                                                                    -----------
                                                                                        195,060
                                                                                    -----------
Consumer Cyclicals -- 13.9%
  Automobiles -- 1.7%
  General Motors Corporation                                     3,600                  231,660
                                                                                    -----------
  Gaming, Lottery and Pari-Mutuel Companies -- 1.5%
  MGM Mirage Inc.                                                6,485                  194,286(A)
                                                                                    -----------
  Lodging/Hotels -- 2.7%
  Starwood Hotels & Resorts Worldwide, Inc.                      9,500                  354,160
                                                                                    -----------
  Retail (Home Shopping) -- 3.2%
  Amazon.com, Inc.                                              30,000                  424,500(A,B)
                                                                                    -----------
  Retail (Specialty) -- 2.5%
  Toys "R" Us, Inc.                                             13,500                  334,125(A,B)
                                                                                    -----------
  Services (Advertising/Marketing) -- 2.3%
  WPP Group plc                                                 31,133                  306,909
                                                                                    -----------
Consumer Staples -- 16.7%
  Distributors (Food and Health) -- 3.0%
  McKesson HBOC, Inc.                                           10,800                  400,896
                                                                                    -----------
  Entertainment -- 7.1%
  AOL Time Warner Inc.                                          16,000                  848,000(A)
  Metro-Goldwyn-Mayer, Inc.                                      4,004                   90,691(A)
                                                                                    -----------
                                                                                        938,691
                                                                                    -----------

                                                              Shares/Par               Value
-----------------------------------------------------------------------------------------------
Consumer Staples -- Continued
  Retail (Food Chains) -- 6.6%
  Albertson's, Inc.                                             17,900              $   536,821
  The Kroger Co.                                                13,850                  346,250(A)
                                                                                    -----------
                                                                                        883,071
                                                                                    -----------
Financials -- 34.5%
  Banks (Major Regional) -- 6.3%
  Bank One Corporation                                          13,000                  465,400
  FleetBoston Financial Corporation                              9,500                  374,775
                                                                                    -----------
                                                                                        840,175
                                                                                    -----------
  Banks (Money Center) -- 4.0%
  Bank of America Corporation                                    3,000                  180,090
  Lloyds TSB Group plc                                          34,528                  345,972
                                                                                    -----------
                                                                                        526,062
                                                                                    -----------
  Consumer Finance -- 1.3%
  MBNA Corporation                                               5,400                  177,930
                                                                                    -----------
  Financial (Diversified) -- 10.0%
  Citigroup Inc.                                                 9,800                  517,832
  Fannie Mae                                                     5,000                  425,750
  J.P. Morgan Chase & Co.                                        8,500                  379,100
                                                                                    -----------
                                                                                      1,322,682
                                                                                    -----------
  Insurance (Multi-Line) -- 2.3%
  Berkshire Hathaway Inc. - Class A                                  4                  307,095(A)
                                                                                    -----------
  Insurance (Property/Casualty) -- 4.4%
  MGIC Investment Corporation                                    8,000                  581,120(B)
                                                                                    -----------
  Investment Banking/Brokerage -- 1.5%
  The Bear Stearns Companies, Inc.                               3,485                  205,481
                                                                                    -----------
  Savings and Loan Companies -- 4.7%
  Washington Mutual, Inc.                                       16,520                  620,337
                                                                                    -----------
Health Care -- 7.1%
  Health Care (Managed Care) -- 7.1%
  Health Net Inc.                                               11,500                  200,100(A,B)
  UnitedHealth Group Incorporated                               12,000                  741,000
                                                                                    -----------
                                                                                        941,100
                                                                                    -----------

                                                              Shares/Par               Value
-----------------------------------------------------------------------------------------------
Technology -- 15.5%
  Communications Equipment -- 3.0%
  Corning Incorporated                                           9,525              $   159,163
  Tellabs, Inc.                                                 12,380                  239,924(A)
                                                                                    -----------
                                                                                        399,087
                                                                                    -----------
  Computers (Hardware) -- 8.1%
  Dell Computer Corporation                                     14,756                  385,856(A)
  Gateway, Inc.                                                 18,600                  305,970(A,B)
  International Business Machines Corporation                    3,400                  384,200
                                                                                    -----------
                                                                                      1,076,026
                                                                                    -----------
  Computers (Peripherals) -- 0.5%
  Storage Technology Corporation                                 4,975                   68,456(A)
                                                                                    -----------
  Photography/Imaging -- 3.9%
  Eastman Kodak Company                                         10,900                  508,812
                                                                                    -----------
Total Common Stock and Equity Interests (Identified Cost -- $10,133,073)            $13,201,932
-----------------------------------------------------------------------------------------------

                                                              Shares/Par               Value
-----------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.6%
Goldman, Sachs & Company
  4.05%, dated 6/29/01, to be repurchased at $39,968 on
  7/2/01 (Collateral: $40,118 Fannie Mae mortgage-backed
  securities, 6.668%, due 5/1/36, value $40,870)               $39,955              $    39,955
J.P. Morgan Chase & Co.
  4.05%, dated 6/29/01, to be repurchased at $39,968 on
  7/2/01 (Collateral: $40,505 Fannie Mae Note, 4.75%,
  due 3/15/04, value $40,831)                                   39,954                   39,954
                                                                                    -----------
Total Repurchase Agreements (Identified Cost -- $79,909)                                 79,909
-----------------------------------------------------------------------------------------------
Total Investments -- 99.98% (Identified Cost -- $10,212,982)                         13,281,841
Other Assets Less Liabilities -- .02%                                                     2,648
                                                                                    -----------

NET ASSETS -- 100.0%                                                                $13,284,489
                                                                                    ===========

NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                          $57.67
                                                                                    ===========
  INSTITUTIONAL CLASS                                                                    $60.67
                                                                                    ===========
  FINANCIAL INTERMEDIARY CLASS                                                           $60.64
                                                                                    ===========
-----------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company"
    represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At
    June 30, 2001, the total market value of Affiliated Companies was $1,957,536 and the identified cost was $2,596,259.

Portfolio of Investments
June 30, 2001 (Unaudited)
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

                                                              Shares/Par              Value
----------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 94.8%
Capital Goods -- 7.1%
  Waste Management -- 7.1%
  Republic Services, Inc.                                         8,950             $  177,658(A,B)
                                                                                    ----------
Communications Services -- 1.5%
  Telecommunications (Long Distance) -- 1.5%
  Level 3 Communications, Inc.                                    6,886                 37,804(A)
                                                                                    ----------
Consumer Cyclicals -- 19.8%
  Gaming, Lottery and Pari-Mutuel Companies -- 4.6%
  Mandalay Resort Group                                           4,203                115,165(A,B)
                                                                                    ----------
  Retail (Computers and Electronics) -- 0.7%
  RadioShack Corporation                                            530                 16,165
                                                                                    ----------
  Retail (Discounters) -- 2.8%
  Big Lots, Inc.                                                  5,000                 68,400(A)
                                                                                    ----------
  Retail (Home Shopping) -- 3.0%
  Amazon.com, Inc.                                                5,300                 74,995(A)
                                                                                    ----------
  Retail (Specialty-Apparel) -- 2.9%
  The TJX Companies, Inc.                                         2,300                 73,301
                                                                                    ----------
  Services (Advertising/Marketing) -- 5.8%
  Acxiom Corporation                                              5,000                 65,450(A,B)
  WPP Group plc                                                   8,027                 79,132
                                                                                    ----------
                                                                                       144,582
                                                                                    ----------
Consumer Staples -- 9.8%
  Entertainment -- 6.2%
  AOL Time Warner Inc.                                            1,900                100,700(A)
  Royal Caribbean Cruises Ltd.                                    2,400                 53,064
                                                                                    ----------
                                                                                       153,764
                                                                                    ----------
  Services (Employment) -- 3.6%
  Manpower Inc.                                                   1,805                 53,954
  Modis Professional Services, Inc.                               5,227                 36,063(A,B)
                                                                                    ----------
                                                                                        90,017
                                                                                    ----------

                                                              Shares/Par              Value
----------------------------------------------------------------------------------------------
Financials -- 16.3%
  Banks (Major Regional) -- 4.2%
  Banknorth Group, Inc.                                           1,600             $   36,240
  UnionBanCal Corporation                                         2,000                 67,400
                                                                                    ----------
                                                                                       103,640
                                                                                    ----------
  Insurance (Life/Health) -- 4.5%
  UnumProvident Corporation                                       3,500                112,420
                                                                                    ----------
  Insurance (Property/Casualty) -- 5.7%
  Radian Group Inc.                                               3,500                141,575
                                                                                    ----------
  Savings and Loan Companies -- 1.9%
  Sovereign Bancorp Inc.                                          3,600                 46,800
                                                                                    ----------
Health Care -- 9.9%
  Biotechnology -- 1.6%
  Cell Genesys, Inc.                                              1,935                 39,672(A,B)
                                                                                    ----------
  Health Care (Managed Care) -- 8.3%
  Caremark Rx, Inc.                                               6,750                111,037(A)
  Wellpoint Health Networks Inc.                                  1,000                 94,240(A)
                                                                                    ----------
                                                                                       205,277
                                                                                    ----------
Miscellaneous -- 0.0%
  Olsen & Associates AG                                              30                      0(A,C)
                                                                                    ----------
Technology -- 30.4%
  Communications Equipment -- 2.7%
  Research In Motion Limited                                      2,100                 67,725(A)
                                                                                    ----------
  Computers (Hardware) -- 2.8%
  Gateway, Inc.                                                   4,201                 69,098(A)
                                                                                    ----------
  Computers (Networking) -- 7.4%
  Cabletron Systems, Inc.                                         8,100                185,085(A)
                                                                                    ----------
  Computers (Software/Services) -- 13.2%
  Cadence Design Systems, Inc.                                    2,900                 54,027(A)
  CNET Networks, Inc.                                             4,500                 58,500(A)
  Sybase, Inc.                                                    5,200                 85,540(A,B)
  Symantec Corporation                                            3,008                131,420(A)
                                                                                    ----------
                                                                                       329,487
                                                                                    ----------
  Photography/Imaging -- 1.4%
  ProQuest Company                                                1,096                 33,979(A)
                                                                                    ----------

                                                              Shares/Par              Value
----------------------------------------------------------------------------------------------
Technology -- Continued
  Services (Data Processing) -- 2.9%
  Arbitron Inc.                                                     520             $   12,532(A)
  Ceridian Corporation                                            3,100                 59,427(A)
                                                                                    ----------
                                                                                        71,959
                                                                                    ----------
Total Common Stock and Equity Interests (Identified
  Cost -- $1,708,945)                                                                2,358,568
----------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 2.7%
Amazon.com, Inc., Cv., 4.75%, due 2/1/09                       $ 20,000                  9,600(D)
Amazon.com, Inc., Cv., 4.75%, due 2/1/09                        120,000                 57,600
                                                                                    ----------
Total Corporate and Other Bonds (Identified Cost -- $92,740)                            67,200
----------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.3%
Goldman, Sachs & Company
  4.05%, dated 6/29/01, to be repurchased at $16,568 on
  7/2/01 (Collateral: $16,499 Freddie Mac mortgage-backed
  securities,
  6.478%, due 12/1/28, value $16,985)                            16,563                 16,563
J.P. Morgan Chase & Co.
  4.05%, dated 6/29/01, to be repurchased at $16,568 on
  7/2/01
  (Collateral: $16,790 Fannie Mae Note, 4.75%, due 3/15/04,
  value $16,925)                                                 16,562                 16,562
                                                                                    ----------
Total Repurchase Agreements (Identified Cost -- $33,125)                                33,125
----------------------------------------------------------------------------------------------
Total Investments -- 98.8% (Identified Cost -- $1,834,810)                           2,458,893
Other Assets Less Liabilities -- 1.2%                                                   28,761
                                                                                    ----------

NET ASSETS -- 100.0%                                                                $2,487,654
                                                                                    ==========

NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                         $35.37
                                                                                    ==========
  INSTITUTIONAL CLASS                                                                   $38.36
                                                                                    ==========
----------------------------------------------------------------------------------------------


(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company"
    represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At
    June 30, 2001, the total market value of Affiliated Companies was $519,548 and the identified cost was $477,418.

(C) Private placement and an illiquid security valued at fair value under procedures adopted by the
    Board of Directors. This security represents 0% of net assets.

(D) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of
    1933 which may not be resold subject to that rule except to qualified institutional buyers.
    This security represents 0.4% of net assets.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

                EQUITY FUNDS:                                     SPECIALTY FUNDS:
Value Trust                                         Balanced Trust
Special Investment Trust                            Financial Services Fund
American Leading Companies Trust                    Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

                GLOBAL FUNDS:                                    TAXABLE BOND FUNDS:
Global Income Trust                                 U.S. Government Intermediate-Term Portfolio
International Equity Trust                          Investment Grade Income Portfolio
Emerging Markets Trust                              High Yield Portfolio
Europe Fund

            TAX-FREE BOND FUNDS:                                 MONEY MARKET FUNDS:
Maryland Tax-Free Income Trust                      U.S. Government Money Market Portfolio
Pennsylvania Tax-Free Income Trust                  Cash Reserve Trust
Tax-Free Intermediate-Term Income Trust             Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.

                                                         [LEGG MASON FUNDS LOGO]